Loans Payable	6 Months Ended
Jun. 30, 2022
Loans Payable [Abstract]
LOANS PAYABLE

9. LOANS PAYABLE

During the year ended December 31, 2020, the Company entered into a loan agreement for the principal amount of EUR 20,000 (approximately $22,828) (the “0.1% Loan). The 0.1% Loan bears interest at 0.1% per month and is due on demand and is secured against the Company’s trade receivables.

Between the years of 2011 to 2013, the Company received loans from related parties totaling EUR 35,000 (approximately $40,144) (the “Related Party 6% Loans”). The Loans have a stated interest rate of at 6.0%. EUR 10,000 (approximately $11,461) of the loans matured on July 31, 2020 and EUR 25,000 (approximately $28,653) of the loan matured on December 31, 2021. As the Related Party 6% Loans were received at below market interest rates, the initial fair value of the 3% Loan was determined to be EUR 21,936 (approximately $25,140), determined using an estimated effective interest rate of 11.5%.

In 2017, the Company obtained a line of credit of up to EUR 200,000 (approximately $229,224) (the “LOC”). The LOC accrues interest of 4% on amounts drawn, and a 0.5% fee if no amounts are drawn. The LOC was fully repaid in early 2022.

During the six months ended June 30, 2022, loans payable was fully paid off.

A continuity of the Company’s loans payable is as follows:

	0.1% Loan	Related party 6% Loans	Related party LOC	Total
Balance, January 1, 2021	$24,528	$41,326	$66,979	$132,833
Issued during the year	-	-	2,305	2,305
Extinguished during the year	-	-	(11,832)	(11,832)
Accretion	-	1,542	-	1,542
Effects of currency translation	(1,774)	(3,049)	(4,479)	(9,302)
Balance, December 31, 2021	$22,754	$39,819	$52,973	$115,546
Extinguished during the year	(21,868)	(38,269)	(52,777)	(112,914)
Effects of currency translation	(886)	(1,550)	(196)	(2,632)
Balance, June 30, 2022	$-	$-	$-	$-